UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2011

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Route 22 East, Suite 2000
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

(908) 203-4640
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 23, 2011, NovaDel Pharma Inc., a Delaware corporation (the “Company”), held its annual meeting of stockholders.  Matters voted on by stockholders included (1) the election of four directors to the Company’s Board of Directors, (2) the approval of the amendment to the Company’s Restated Certificate of Incorporation and (3) the ratification of the Company’s appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for 2011. There were represented at the meeting, either in person or by proxy, 104,007,410 shares of the Company’s common stock out of a total number of 133,699,693 shares of the Company’s common stock outstanding and entitled to vote at the meeting.  The results of the stockholders’ votes are reported below:

1. With respect to the election of directors, the following directors were elected by the indicated votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark J. Baric	49,388,345	3,930,771	50,688,294
Thomas E. Bonney, CPA	49,524,485	3,794,631	50,688,294
Charles B. Nemeroff, M.D., Ph.D.	50,177,048	3,142,068	50,688,294
Steven B. Ratoff	46,717,717	6,601,399	50,688,294

2. With respect to the approval of the amendment to the Company’s Restated Certificate of Incorporation, the votes were as follows:

For	Against	Abstain
76,391,402	27,397,131	218,877

3.  With respect to the ratification of the Company’s appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, the votes were as follows:

For	Against	Abstain
101,863,999	1,652,255	491,156

The foregoing votes reflect that all of the director nominees were elected, the amendment to the Company’s Restated Certificate of Incorporation was approved and J.H. Cohn LLP was ratified as the Company’s independent registered public accounting firm for 2011.

Item 7.01                      Regulation FD Disclosure.

On June 28, 2011, Mr. Steven B. Ratoff, the President and Chief Executive Officer of the Company, will be presenting at the 2011 BIO International Convention to be held at the Walter E. Washington Convention Center in Washington, D.C. Mr. Ratoff is scheduled to present in the Dupont Circle Room on Tuesday, June 28, 2011 at 3:45 p.m. (EST).

Mr. Ratoff’s presentation is attached hereto as Exhibit 99.1.

* The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”)

or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events.

During his presentation at the 2011 BIO International Convention on June 28, 2011, Mr. Ratoff will announce that the Company received $130,000 in royalty payments during the second quarter of 2011 from Akrimax Pharmaceuticals, LLC in conjunction with sales of Nitromist™.

Item 9.01.                      Financial Statements and Exhibits.

                        (c)           Exhibits.

Exhibit No.                      Description

99.1	Slide Presentation used at 2011 BIO International Convention on June 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                              NovaDel Pharma Inc.

By:	/s/ STEVEN B. RATOFF
Name:	Steven B. Ratoff
Title:	President and Chief Executive Officer

Date:  June 27, 2011